Exhibit 10.4



                    REAFFIRMATION AND RATIFICATION AGREEMENT
                    ----------------------------------------

                                                           September  19,  2005
Laurus Master Fund, Ltd.
c/o Laurus Capital Management LLC
825 Third Avenue
New York, New York 10022

Ladies  and  Gentlemen:

     Reference is made to (a) the Securities Purchase Agreement dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "June 2005 SPA") by and between New Century Energy Corp., a Colorado corporation (the "Company"), and Laurus Master Fund, Ltd. ("Laurus"), (b) the Secured Convertible Term Note dated as of June 30, 2005 made by the Company in favor of Laurus in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) (the "June 2005 Term Note"), (c) the Subsidiary Guaranty, dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Guaranty"), made by Century Resources, Inc., a Delaware corporation ("Century Resources"), in favor of Laurus, (d) the Master Security Agreement, dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Master Security Agreement"), among New Century Energy Corp., a Colorado corporation (the "Company"), Century Resources and Laurus, (e) each Mortgage, Deed of Trust, Security Agreement, Financing Statement and Assignment of Production, dated as of June 30, 2005, made by the Company and Century Resources in favor of Laurus (as amended, modified and supplemented from time to time, the "Mortgages") and
(f) the Stock Pledge Agreement, dated as of June 30, 2005 (as amended, modified or supplemented from time to time, the "Pledge Agreement"), by and between the Company and Laurus (the June 2005 SPA, the June 2005 Term Note, the Guaranty, the Master Security Agreement, the Mortgages and the Pledge Agreement, each a "June 2005 Agreement" and collectively, the "June 2005 Agreements").

     To induce Laurus to enter into the Securities Purchase Agreement dated as of the date hereof by and between the Company and Laurus (as amended, restated or otherwise modified, the "September 2005 SPA") pursuant to which Laurus has agreed to purchase from the Company a Secured Term Note in the aggregate principal amount of Nine Million Five Hundred Thousand Dollars ($9,500,000) (the "September 2005 Term Note"), each of the undersigned hereby:

     (a) represents and warrants to Laurus that it has reviewed and approved the terms and provisions of the September 2005 SPA, the September 2005 Term Note and the Related Agreements (as defined in the September 2005 SPA, the "September 2005 Related Agreements") (the September 2005 SPA, the September 2005 Term Note and the September 2005 Related Agreements, each a "September 2005 Agreement" and collectively, the "September 2005 Agreements");

     (b) acknowledges, ratifies and confirms that all of the terms, conditions, representations and covenants contained in the June 2005 Agreements to which it is a party are in full force and effect and shall remain in full force and effect after giving effect to the execution and effectiveness of the September 2005 Agreements;

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     (c) acknowledges, ratifies and confirms that the defined term "Obligations"
under the Guaranty, the Master Security Agreement and the Mortgages and the defined term "Indebtedness" under the Pledge Agreement include, without limitation, all obligations and liabilities of the Company under the September 2005 Agreements, the June 2005 SPA, the Secured Convertible Term Note dated as of June 30, 2005 made by the Company in favor of Laurus in the aggregate principal amount of Fifteen Million Dollars ($15,000,000) (as amended, modified and supplemented from time to time, the "June 2005 Term Note"), the Related Agreements (as defined in the June 2005 SPA) (as amended, modified and supplemented from time to time, the "June 2005 Related Agreements") and all other obligations and liabilities of each of the undersigned to Laurus (including interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, whether or not a claim for post-filing or post-petition interest is allowed or allowable in such proceeding), whether now existing or hereafter arising, direct or indirect, liquidated or unliquidated, absolute or contingent (collectively, the "Obligations");

     (d) acknowledges and confirms that the occurrence of an Event of Default under any of the September 2005 Agreements shall constitute an Event of Default under the June 2005 Agreements and (ii) the occurrence of an Event of Default under any of the June 2005 Agreements shall constitute an Event of Default under the September 2005 Agreements;

     (e) represents and warrants that no offsets, counterclaims or defenses exist as of the date hereof with respect to any of the undersigned's obligations under any of the June 2005 Agreements;

     (f) acknowledges, ratifies and confirms (1) the grant by each undersigned to Laurus of a security interest and lien in the assets of each undersigned as more specifically set forth in the June 2005 Agreements and the September 2005 Agreements, as applicable (the "Security Interest Grants") and (2) that the Security Interest Grants secure all Obligations; and

     (g) releases, remises, acquits and forever discharges Laurus and Laurus' employees, agents, representatives, consultants, attorneys, fiduciaries, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments, executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date of execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Reaffirmation and Ratification Agreement, the June 2005 Agreements, the September 2005 Agreements and any other document, instrument or agreement made by any of the undersigned in favor of Laurus.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK.]

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     This  agreement  shall  be governed by and construed in accordance with the laws of the State of New York.

                                         Very  truly  yours,


                                         NEW CENTURY ENERGY CORP.


                                         By: /s/ Edward R. DeStefano
                                            ---------------------------------
                                         Name: Edward R. DeStefano
                                              -------------------------------
                                         Title: President & CEO
                                               ------------------------------
                                         Address:  5851 San Felipe, Suite 775
                                                   Houston, TX 77057


                                         CENTURY RESOURCES, INC.


                                         By: /s/ Edward R. DeStefano
                                            ---------------------------------
                                         Name: Edward R. DeStefano
                                              -------------------------------
                                         Title: President & CEO
                                               ------------------------------
                                         Address:  5851 San Felipe, Suite 775
                                                   Houston, TX 77057
ACCEPTED  AND  AGREED  TO:

LAURUS  MASTER  FUND,  LTD.

By:/s/Scott Giordano
   ------------------------
Name: Scott Giordano
     ----------------------
Title: Escrow Agent
      ---------------------

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